Exhibit 99.1

2016 First Quarter Financial Results May 4, 2016 NYSE: CF

2 Note Regarding Non-GAAP Financial Measures The company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). Management believes that EBITDA and adjusted EBITDA, adjusted net earnings, and adjusted net earnings per share, which are non-GAAP financial measures, provide additional meaningful information regarding the company's performance and financial strength. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the company's reported results prepared in accordance with GAAP. In addition, because not all companies use identical calculations, EBITDA included in this presentation may not be comparable to similarly titled measures of other companies. Reconciliations of EBITDA, adjusted EBITDA, adjusted net earnings, and adjusted net earnings per diluted share to the most directly comparable GAAP measures are provided on the tables accompanying this presentation. EBITDA is defined as net earnings attributable to common stockholders plus interest expense (income)-net, income taxes, and depreciation and amortization. Other adjustments include the elimination of loan fee amortization that is included in both interest and amortization, and the portion of depreciation that is included in noncontrolling interests. The company has presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the industry. Adjusted EBITDA is defined as EBITDA adjusted with the selected items included in EBITDA as summarized in the tables accompanying this presentation. The company has presented adjusted EBITDA because management uses adjusted EBITDA as a supplemental financial measure in the comparison of year-over-year performance. Adjusted net earnings is defined as net earnings attributable to common stockholders adjusted with the after-tax impacts of the selected items included in net earnings as summarized in the tables accompanying this presentation. The company has presented adjusted net earnings and adjusted net earnings per diluted share because management uses these measures, and believes they are useful to investors, as supplemental financial measures in the comparison of year-over-year performance.

Safe Harbor Statement 3 All statements in this communication by CF Industries Holdings, Inc. (together with its subsidiaries, the “Company”), other than those relating to historical facts, are forward-looking statements. Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict” or “project” and similar terms and phrases, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These statements may include, but are not limited to, statements about strategic plans and statements about future financial and operating results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, the volatility of natural gas prices in North America and Europe; the cyclical nature of the Company’s business and the agricultural sector; the global commodity nature of the Company’s fertilizer products, the impact of global supply and demand on the Company’s selling prices, and the intense global competition from other fertilizer producers; conditions in the U.S. and European agricultural industry; difficulties in securing the supply and delivery of raw materials, increases in their costs or delays or interruptions in their delivery; reliance on third party providers of transportation services and equipment; the significant risks and hazards involved in producing and handling the Company’s products against which the Company may not be fully insured; risks associated with cyber security; weather conditions; the Company’s ability to complete its production capacity expansion projects on schedule as planned, on budget or at all; risks associated with expansions of the Company’s business, including unanticipated adverse consequences and the significant resources that could be required; potential liabilities and expenditures related to environmental, health and safety laws and regulations and permitting requirements; future regulatory restrictions and requirements related to greenhouse gas emissions; the seasonality of the fertilizer business; the impact of changing market conditions on the Company’s forward sales programs; risks involving derivatives and the effectiveness of the Company’s risk measurement and hedging activities; the Company’s reliance on a limited number of key facilities; risks associated with the operation or management of the strategic venture with CHS Inc. (the “CHS Strategic Venture”); risks and uncertainties relating to the market prices of the fertilizer products that are the subject of the supply agreement with CHS Inc. over the life of the supply agreement and the risk that any challenges related to the CHS Strategic Venture will harm the Company’s other business relationships; risks associated with the Company’s Point Lisas Nitrogen Limited joint venture; acts of terrorism and regulations to combat terrorism; risks associated with international operations; losses on the Company’s investments in securities; deterioration of global market and economic conditions; the Company’s ability to manage its indebtedness; and risks and uncertainties relating to the Company’s proposed combination with certain businesses of OCI N.V. More detailed information about factors that may affect the Company’s performance and could cause actual results to differ materially from those in any forward-looking statements may be found in CF Industries Holdings, Inc.’s filings with the Securities and Exchange Commission, including CF Industries Holdings, Inc.’s most recent annual report on Form 10-K, which is available in the Investor Relations section of the Company’s web site. Forward-looking statements are given only as of the date of this communication and the Company disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

4 New Donaldsonville UAN plant began production in March; approximately 95,000 tons produced through the end of the quarter New Donaldsonville ammonia plant is mechanically complete; pre-commissioning and commissioning activities taking place New record urea production of 819,000 tons Financial Results Operations See slide 15 for reconciliation of EBITDA and adjusted EBITDA See slide 16 for reconciliation of adjusted net earnings and adjusted net earnings per diluted share First Quarter 2016 Highlights EBITDA(1) of $207 million Net earnings of $26 million or $0.11 per diluted share Adjusted EBITDA(1) of $300 million Adjusted net earnings(2) of $95 million or $0.40 per diluted share(2)

Nitrogen Market Outlook 5 Overall outlook remains positive, however, new capacity coming on line later this year is expected to keep nitrogen prices under pressure. Economics support planted corn area forecast of ~92 million acres, with possible upside given a positive spring planting outlook and favorable corn-to-bean economics. Chinese exports are expected to remain pressured by lower prices in 2016, with estimates for a full-year rate of ~10 million tonnes, which compares to ~14 million tonnes in 2015. Chinese domestic application season is expected to wind down in May. India tenders should provide some support for global markets, including the most recent tender for approximately 620,000 tonnes of urea, of which 180,000 tonnes were supplied from Chinese producers in a range of $218-$222/tonne FOB.

6 Farm Economics Continue to Favor Corn Plantings U.S. Farmer Anticipated Returns Source: USDA, Green Markets, CME, CF Industries Calendar Year; As of April 20, 2016 Source: USDA, Green Markets, CF Industries Marketing Year of September 1 – August 30 Revenue (U.S. Dollar per Acre) Ten-Year Average = 21% U.S. Corn Fertilizer Cost as Percent of Revenue Percent of Farm Revenue Returns above variable costs (U.S. Dollar per Acre) 0% 5% 10% 15% 20% 25% 30% 35% 40% 0 200 400 600 800 1,000 1,200 2006 2008 2010 2012 2014 2016F Revenue Fertilizer Percent Ten-Year Average 0 100 200 300 400 500 600 700 2010 2011 2012 2013 2014 2015F 2016F Corn Corn-on-Corn Soybeans

Capacity Expansion Update Donaldsonville UAN plant began production in early March 2016, producing approximately 95,000 tons through the end of the quarter Ammonia plant is mechanically complete; pre-commissioning and commissioning activities taking place Port Neal Ammonia and urea plants projected to be mechanically complete by the end of the second quarter 7 Ammonia- Donaldsonville Urea- Port Neal

Driving Increased Cash Flow Capacity Per Share

- Increased cash flow capacity as measured by N/1000 shares by 173% since 2010
- Capacity projects underway are expected to increase total N capacity by 25%
- Repurchased 131.8 million shares since the 2010 Terra acquisition



Upside from Potential Future Buybacks
CF Industries' Nitrogen Volumes and Shares Outstanding
Nitrogen Capacity Per 1000 Shares
Share Count
Annual Nitrogen Equivalent Tons per 1,000 Shares Outstanding
Shares Outstanding (in millions)
40
35
30
25
20
15
10
5
0
400
350
300
250
200
150
100
50
0
11
17
24
30
(6)
35(5)(7)
2010 Pre-Terra Acquisition (1)
2010 Post-Terra Acquisition
Executed Growth (2) (as of 12/31/13)
CF Fertilisers UK (3) (as of 3/31/16)
Capacity Expansion Projects (4) (by end of 2016)

Production Capacity (nutrient tons in millions)	2.6	6.2	6.7	7.1	8.1(7)

(1) Excludes 34% of Canadian Fertilizers Limited (CFL) that was owned by Viterra. CFL operations were treated as a consolidated variable interest entity in CF Industries Holdings, Inc. financial statements.
(2) Acquisition of all outstanding interests in CFL that closed on April 30, 2013 and ammonia debottleneck projects that were completed from January 2011 through December 2013.
(3) Acquisition of remaining 50% interest in CF Fertilisers UK from Yara.
(4) Capacity expansion projects at Donaldsonville, LA and Port Neal, IA with anticipated completion of both projects by end of 2016.
(5) Assumes completion of the capacity expansion projects but gives no effect to potential share repurchases.
(6) As of March 31, 2016, the company had 233 million shares outstanding. On June 17, 2015, CF Industries common stock split 5-for-1. All share and per-share data have been adjusted to reflect the stock split.
(7) Production capacity and nitrogen capacity per 1000 shares adjusted to account for the product tons dedicated to the CHS strategic venture.

8

International Energy Prices Have Declined Since Mid-2014 Oil prices have declined significantly from around $115/barrel (Brent Front Month) in June 2014 to a low near $28/barrel in January 2016, rebounding to approximately $48/barrel recently Principal drivers: Tapering of China demand, U.S. supply growth (shale), removal of Iran economic sanctions, and no OPEC supply curtailment response U.S. gas trading independently from oil 1 Year Changes in Price (TTM(1)): Brent Crude: -27% Henry Hub Natural Gas: -16% NBP Natural Gas: -39% Chinese Anthracite: -10% European gas prices – U.K. National Balancing Point (NBP) now trading lower than Chinese Anthracite MMBtu equivalent Chinese coal prices (Anthracite): No perceptible response to oil price changes Trading range flat around $4.60/MMBtu(2) or $115/metric tonne since the beginning of 2016 International Energy Prices by Commodity(1) ~$115/barrel ~$48/barrel Source: Bloomberg, SX Coal, CF Energy prices updated and converted to USD rates as of 4/29/16 Urea requires approximately 23 MMBtus of natural gas, or 30-35 MMBtus from anthracite coal per short ton $2.18/MMBtu 9 $4.18/MMBtu (NBP) $115/tonne (Anthracite) 0 2 4 6 8 10 12 14 16 18 20 $ per MMBtu Equivalent U.S. Natural Gas (Henry Hub) Crude Oil (Brent Front Month) European Natural Gas (NBP) Chinese Anthracite Coal (Mine Mouth Average)

The global nitrogen cost curve reflects differences in feedstock and logistics costs The monthly shipment range is calculated using consuming regions that represent two-thirds of global demand The cost curve suggests urea floor prices in the range of $205 to $250 per ton, delivered to the U.S. Gulf at USD/RMB exchange rate of $6.50 Chinese (anthracite coal based) producers are the marginal producer and their costs determine the price floor North American Production Costs Remain Well Below Urea Floor Price Range Operating rate adjusted to 95% for all regions. U.S. natural gas price assumed at $2.30/MMBtu, Western and Eastern Europe assumed at $4.20-$4.65/MMBtu, Chinese-Anthracite High assumed at $4.60/MMBtu ($115/mt of mine mouth coal cost), and Ukraine assumed at $5.60/MMBtu. Assumes $8-$16 per metric ton of shipping cost to the U.S. Gulf from China and the Middle East. Assumes a $6.50 USD/RMB exchange rate. Source: FERTECON, CRU, Integer, CF 10

Year-Over-Year Change in the Global Cost Curve 11 Source: Industry Publications, Fertecon, CRU, Integer, CF Impacts to costs include: Depressed hydrocarbon pricing Lower contract gas Historically-low freight rates Lower coal prices Declines in a number of global currencies Production capacity of approximately 1.3 million tons/month have been added to the global system since Q1 2015 Western European producers have seen the biggest net benefit from a competitive standpoint China remains the marginal producer and will be needed to satisfy global demand in 2016 Operating rate adjusted to 95% for all regions, China gas assumed at 75% operating rate. For May 2016 curve, U.S. natural gas price assumed at $2.30/MMBtu, Western and Eastern Europe assumed at $4.20-$4.65/MMBtu, Chinese-Anthracite High assumed at $4.40/MMBtu ($115/mt of mine mouth coal cost), and Ukraine assumed at $5.60/MMBtu, $8-$16 per metric ton of shipping cost to the U.S. Gulf, and a USD/RMB exchange rate of $6.50. For January 2015 curve, U.S. natural gas prices is assumed at $3.00/MMBtu, Eastern Europe assumed at $7.58/MMBtu, and Chinese-Anthracite High assumed at $146.00/tonne and Ukraine assumed at $10.50/MMBtu, $20-$25 per metric ton of shipping cost to the U.S. Gulf, and a USD/RMB exchange rate of $6.20.

North American Producers Remain Highly Profitable

Illustrative Marginal Ton



Urea Price/Production Cost
In U.S. Dollars Per Ton
$300
$200
$100
$0
$153(3)
$103(3)
$80(3)
$130(3)
Freight/ Loading
Other Cash
Energy
North America- Natural Gas @ $2.00 (1)
North America- Natural Gas @ $3.00 (2)
Chinese Anthracite Producer (High)

= ~60% cash margin for North American producer with $2.00/MMBtu natural gas at marginal producer cost level of $250 per short ton

= ~50% cash margin for North American producer with $2.00/MMBtu natural gas at $200 per short ton market price

- Current pricing on the forward curve suggests CF's cost for natural gas in North America (including hedges) will remain below $3.00/MMBtu for 2016 and beyond

Source: FERTECON, CRU, Integer, CF

(1) *North American natural gas cost assumed at an average price of $2.00 per MMBtu based on approximate spot pricing as of 4/19/16.*
(2) *Assumes a market gas price of $3.00 per MMBtu based on annual averages of NYMEX future contracts between 2016 and 2019, as of 4/19/16.*
(3) *Cash margin per ton used to illustrate differential between production costs and certain price levels. Does not reflect fixed costs/non-cash operating expenses associated with production economics, EBITDA, and profitability.*

12

13

Financial Highlights See slide 15 for reconciliation of EBITDA and Adjusted EBITDA. See slide 16 for reconciliation of adjusted net earnings and adjusted net earnings per diluted share. As of March 31, 2016, the company had 233 million shares outstanding. On June 17, 2015, CF Industries common stock split 5-for-1. All share and per-share data have been adjusted to reflect the stock split. Includes the cost of natural gas purchased during the period for use in production. Includes realized (gains) and losses on natural gas derivatives settled during the period. Excludes unrealized mark-to-market (gains) and losses on natural gas derivatives. 14 In millions, except percentages, per MMBtu and EPS 2016 Q1 2016 YTD 2015 Q1 2015 YTD Net sales $ 1,004 $ 954 Gross margin $ 217 $ 416 - As percent of sales 21.6% 43.6 % EBITDA(1) $ 207 $ 486 Adjusted EBITDA(1) $ 300 $ 470 Net earnings attributable to common stockholders $ 26 $ 231 Adjusted net earnings(2) $ 95 $ 220 Net earnings per diluted share(2)(3) $ 0.11 $ 0.96 Adjusted net earnings per diluted share(2)(3) $ 0.40 $ 0.91 Diluted average shares outstanding(3) 233.5 240.6 Cost of natural gas: Purchased natural gas cost (per MMBtu)(4) $ 2.30 $ 2.96 Realized derivatives loss (per MMBtu)(5) $ 0.79 $ 0.52 Cost of natural gas (per MMBtu)(4)(5) $ 3.09 $ 3.48

Non-GAAP: Reconciliation of Net Earnings to EBITDA and Adjusted EBITDA EBITDA is defined as net earnings attributable to common stockholders plus interest expense (income)-net, income taxes, and depreciation and amortization. Other adjustments include the elimination of loan fee amortization that is included in both interest and amortization, and the portion of depreciation that is included in non-controlling interests. Adjusted EBITDA is defined as EBITDA adjusted with the selected items included in EBITDA. Transaction costs relate to various consulting and legal services associated with executing the strategic agreements pertaining to our proposed combination with certain businesses of OCI and our strategic venture with CHS. Loss (gain) on foreign currency transactions primarily relates to foreign currency denominated intercompany debt that has not been permanently invested. 15 Three months ended March 31, Three months ended March 31, 2016 2016 2015 2015 (in millions) Net earnings attributable to common stockholders $ 26 $ 231 Interest expense (income) – net 37 33 Income taxes 15 113 Depreciation and amortization 146 115 Less: other adjustments(1) (17) (6) EBITDA(1) 207 486 Memo: Selected items included above Unrealized mark-to-market loss (gain) on natural gas derivatives 21 (28) Transaction costs(2) 14 — Expansion project expenses 16 9 (Gain) loss on foreign currency derivatives (3) 23 Loss (gain) on foreign currency transactions(3) 45 (20) Total adjustments 93 (16) Adjusted EBITDA(1) $ 300 $ 470

Non-GAAP: Reconciliation of Net Earnings and Net Earnings Per Diluted Share to Adjusted Net Earnings and Adjusted Net Earnings Per Diluted Share 16 Three months ended March 31, Three months ended March 31, 2016 2015 After-tax amounts 2016 EPS Impact After-tax amounts 2015 EPS Impact (in millions, except per share data) (in millions, except per share data and percentages) Net earnings / net earnings per diluted share attributable to common stockholders $ 26 $0.11 $ 231 $0.96 Memo: Selected items included above Unrealized mark-to-market loss (gain) on natural gas derivatives (1) 13 0.06 (18) (0.08) Transaction costs (2) 14 0.06 — — Expansion project expenses (1) 10 0.04 6 0.02 (Gain) loss on foreign currency derivatives (1) (2) (0.01) 14 0.06 Loss (gain) on foreign currency transactions (3) 34 0.14 (13) (0.05) Total adjustments 69 $0.29 (11) (0.05) Adjusted net earnings / adjusted net earnings per diluted share (4) $ 95 $0.40 $ 220 $0.91 For the three months ended March 31, 2016 and 2015, unrealized mark-to-market loss (gain) on natural gas derivatives is presented net of tax of $8 million and $(10) million, respectively; expansion project expenses are presented net of tax of $6 million and $3 million, respectively; and (gain) loss on foreign currency derivatives is presented net of tax of $(1) million and $9 million, respectively. For each of these tax effects, the rate used for the three months ended March 31, 2016 and 2015 was 37.2% and 37.0%, respectively, which represented the company's blended deferred tax rates for each respective period. Transaction costs have no tax effect because these items are not tax deductible. Loss (gain) on foreign currency transactions is presented net of tax of $11 million and $(7) million for the three months ended March 31, 2016 and 2015, respectively. The tax effect is calculated at the blended deferred tax rate of primarily 25.0% and 37.0%, for the three months ended March 31, 2016 and 2015, respectively. Adjusted net earnings is defined as net earnings attributable to common stockholders adjusted with the after-tax impacts of the selected items included in net earnings.

17 Donaldsonville Expansion Site Overview Urea Warehouse 90K Tons UAN Tank 50K Tons Ammonia 3,640 TPD Ammonia Tank 30K Tons UAN 5,050 TPD Urea 3,850 TPD Urea Barge Dock

Donaldsonville Expansion Operating Urea Plant Granulation Area Urea Melt Urea Granulation Urea Melt 18 Urea Granulation Urea Melt Urea Granulation Urea Melt Urea Granulation Urea Melt TO BE UPDATED

Donaldsonville Expansion

Fully operational Nitric Acid/UAN and Offsites


UAN
Nitric Acid
Cooling Tower
CO2 Compressor
Package Boiler

19

Donaldsonville Expansion Ammonia Plant CO2 Compression Package Boiler CO2 Compressor Package Boiler Cooling Tower Nitric Acid UAN 20 CO2 Compressor Nitric Acid Package Boiler UAN CO2 Compressor Cooling Tower

Port Neal Expansion Ammonia Plant 21

22 Port Neal Expansion Urea Plant- Granulation

Port Neal Expansion Urea Warehouse Interior 23